Exhibit 4.25

CONTRACT IS-110\14 DATED June 5, 2014

FOR THE SUPPLY OF BRETONSTONE SLAB PLANTS

AND ADDITIONAL MACHINES, EQUIPMENT and SERVICES

Between	BRETON S.p.A. (ITALY)
Via Garibaldi, 27
31030 Castello di Godego (TV) / Italy

and	CAESARSTONE TECHNOLOGIES USA, INC.
611 BELFAST COMMERCE CENTRO STREET RICHMOND HILL, GA 31324 USA

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

CONTRACT FOR THE SUPPLY OF A PLANT AND ADDITIONAL SERVICES

This Contract is made this June 5 , 2014

between CAESARSTONE TECHNOLOGIES USA, INC., a company incorporated and doing business under the Laws of the State of Delaware with its registered offices at  611 BELFAST COMMERCE CENTRO STREET RICHMOND HILL, GA 31324 USA

(hereinafter referred to as "BUYER") – on one hand -

and

BRETON S.p.A., a joint stock company incorporated and doing business under the Laws of the Republic of Italy, with its registered offices at 27, via Garibaldi - 31030 Castello di Godego (Treviso), Italy, hereby represented by Mr. Giancarlo Crestani, in his capacity as Director (hereinafter referred to as "BRETON" or "SUPPLIER" or "SELLER", alternatively) – on the other hand;

W H E R E A S:

❑
BUYER has decided to set-up a second industrial facility (seventh at Caesarstone Group) for the manufacturing and processing of compound stone slabs made by bonding together grits and powders of inert materials with unsaturated polyester resins dissolved in styrene, using the Bretonstone® System technology;

❑	BRETON is a world-famous manufacturer of plants, machinery and equipment for the production of engineered stone slabs using its own original technology and know-how;

❑	BRETON is the rightful and exclusive holder of rights to certain registered patents, relating to the Bretonstone System technology;

❑
BUYER has decided to purchase from BRETON and BRETON has decided to sell and provide BUYER nr. one  Bretonstone® System plant (as described in Exhibit I°) for the production of engineered stone slabs using the Bretonstone® System technology, to be installed at the industrial facility located in RICHMOND HILL Georgia, USA (the "Second USA Plant"),  in accordance with this Contract.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

NOW, THEREFORE, in consideration of the aforesaid premises, BUYER and SUPPLIER hereto agree as follows:

1.	ACKNOWLEDGEMENT

Considering that the BUYER is already operating a plant equal or very similar to the subject-matter hereof, BUYER hereby expressly represents, without derogating from any of Seller's liabilities and obligations under this Contract, that he has acquired a sufficient knowledge of all the material aspects as to the operating of the plant which is the subject-matter of this Contract.

2.	CONSENT

2.1.
SUPPLIER undertakes to produce, prepare and provide BUYER with, and BUYER accepts to buy from SUPPLIER the Second USA Plant (as such term is defined in the preamble of this Contract), and all documentation, machinery, equipment and services stated in this Contract and its Exhibits, in compliance with the provisions of this Contract and any Exhibits hereof.

3.	GENERAL CONDITIONS AND DEFINITIONS

3.1.
This Contract includes the following General Conditions and Definitions, along with specific clauses outlining obligations and rights of the Parties. The following words and expressions shall have the meaning stated below, except where the context otherwise requires.

3.2.
The Parties hereby mutually agree that they shall refer, and as far as possible cause others to refer, to this Contract as "Contract N° [________] dated June 5, 2014", in any correspondence and official documentation.

3.3.	"Article" means Article of the Contract. Any heading of articles are for convenience only.

3.4.	"Approval" and "Approved" mean approval or approved in writing, or verbal approval subsequently approved in writing.

3.5.
"BUYER" means CAESARSTONE TECHNOLOGIES USA, INC. and/or any of its Affiliates as maybe designed by Buyer and includes, in accordance with the context of the Contract hereof, lawful successors and assignees.

3.6.
"SUPPLIER" or "SELLER" means BRETON SpA and includes, in accordance with the context of the Contract hereof, (a) its legal representatives, or lawful successors and assignees; (b) "SUPPLIER's Chief Engineer" as later specified; and (c) SUPPLIER's Technical Staff working at Site.

3.7.
"BUYER's Chief Engineer" means Mr. Gadi Livne BUYER expressly approves his conduct with respect to engineering matters related to the installation of the Plant at the BUYER’s site. BUYER shall be entitled to replace the appointed Buyer’s Chief Engineer and shall notify, in advance (if possible), to the SUPPLIER in writing about the new BUYER’s Chief Engineer.

3.8.
"SUPPLIER's Chief Engineer" means Mr. Gianfranco Comacchio, the person in charge appointed by SUPPLIER to manage in his name and for his account all the operating relations with BUYER and/or with "BUYER's Chief Engineer" at Site, during the implementation of this Contract. Prior to the installation of Plant at Site, SUPPLIER shall indicate in writing to BUYER the person in charge appointed as SUPPLIER's Chief Engineer, and expressly approves his conduct. SUPPLIER shall be entitled to recall the appointed Chief Engineer on Site by notifying the BUYER in writing in advance (if possible) and he shall concurrently appoint an adequate person to serve as the SUPPLIER’s Chief Engineer, including the deputy.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

3.9.	"Parties" means BUYER and SUPPLIER.

3.10.	"Contract" or "Agreement" means this agreement including all articles/exhibits referred to herein or attached hereto.

3.11.	"Contract Price" means the amount specified in article 16 herein.

3.12.
"Scope of Supply" means drawings, machinery, equipment, know-how transfer, software and any ancillary machinery, equipment, information and data, license, rights, services, the achievement of the performance contemplated by the relevant machineries and any Supplier's commitment under this Contract, that SUPPLIER shall supply/make available to BUYER under this Contract, including without limitation, the Technical Documentation to be provided by the SUPPLIER in accordance with Section 6.1(b) herein, all as specified in Exhibit I of this Contract and anywhere else in this Contract and as required for the full successful operation of the Plant (as defined below) supplied by SUPPLIER to BUYER under this Agreement.

3.13.
"Industrial Facility" means the plant, equipment, machinery, facilities, materials, stocks, spare-parts and other items of all kinds, that each Party to this Contract shall make available in order to set up the industrial facility in the Site mentioned above, in accordance with the provisions agreed in this Contract.

3.14.
"Plant" means, all the machines and equipment which compose the technological lines for the manufacturing of the products, including the ancillary equipment and plants related to such lines and/or machines, as described or stated herein and as specified in the Scope of Supply.

3.15.	"Specifications" means the specifications contained in this Contract.

3.16.	"Schedule of deliveries" means the schedule of deliveries as per article 6 herein.

3.17.	"Notice of Goods Ready" means the notice to be given in writing by SUPPLIER to BUYER, prior to each delivery of the Plant or any part thereof, in accordance with Section 29.1 of this Contract.

3.18.	Intentionally Omitted.

3.19.	"Cold Tests" mean testing of the Plant, or of any part thereof, in no-load conditions, in accordance with article 11 herein.

3.20.	"Hot Start-up" means the production of what is specified in Exhibit III, through the use of the Plant under SUPPLIER's supervision, in accordance with article 12 herein.

3.21.	"Certificate of Hot Start-up Executed" is the certificate to be issued by in accordance with article 12 herein.

3.22.
"Performance Tests" mean such tests to be carried out by SUPPLIER with BUYER's effective co-operation, in order to check the compliance with the "Guaranteed Performance Tests Figures", before the Final Acceptance Certificate of the Plant is issued, all in accordance with article 13 herein.

3.23.
"Final Acceptance Certificate of the Plant" shall mean the certificate to be issued by SUPPLIER and signed by the Parties after the successful completion of the Performance Tests, in accordance with article 13herein.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

3.24.	"Guaranteed Performance Test Figures" means the figures guaranteed by SUPPLIER as stated in article 12and 13herein and Exhibit III and Exhibit IV.

3.25.
"Logbook", as per Exhibit II, means the journal containing a detailed account of the work progress and the results relating to any tests conducted pursuant to this Contract. The Logbook shall be properly prepared, filled in and kept by SUPPLIER's Chief Engineer.

It shall be duly filled in and signed by SUPPLIER's Chief Engineer on a day-to-day basis, with the co-operation of BUYER's Chief Engineer, who shall always countersign each page adding his remarks in writing, if any. At the end of each week, SUPPLIER's Chief Engineer shall send by fax to SUPPLIER the copies of the Logbook's pages filled in during that week; BUYER's Chief Engineer shall act accordingly for BUYER.

3.26.
"Trained Personnel" or "BUYER's Designated Trained Personnel" shall mean the employees to be specifically designated by BUYER for being trained by SUPPLIER pursuant to this Contract; such personnel shall be made available by BUYER at least from the date of beginning of the Cold Tests, unless any personnel replacements are made.

3.27.
"Working Day" means any day that is not considered as an official holiday in SUPPLIER's Country. During the implementation of works at Site under the Contract hereof, the working week shall be composed of at least five (5) working days out of seven (7) solar days, and “working day” shall mean any day. Without derogating from the abovementioned, the Parties shall agree upon which days out of the seven solar days are to be considered as working days.

3.28.	"Warranty" means the warranty covering the Plant as expressly stated under article 15 herein.

3.29.	"Site" means the land and other surrounding places on/through which the erection and installation of the Plant will be carried out and where the Plant will operate.

3.30.	"Forwarding Agent" means a forwarder as shall be designated by the Party designed according to the delivery terms of this Contract.

3.31.	"Trade Name" means each of the Seller's and the BUYER's trademarks, logos, trade name, as the case may be.

3.32.	"Moulding Delivery Date" – the date all the machines that constitute the Moulding Line are ready for delivery by Supplier to the Forwarding Agent and as notified by Supplier to Buyer.

3.33.	"Finishing Line Delivery Date" - the date all the machines that constitute the Finishing Line are ready for delivery by Supplier to the Forwarding Agent and as notified by Supplier to Buyer.

3.34.	"Plant Delivery Completion" – will be considered as occurred if a Final Acceptance Certificate of the Plant had been issued in accordance with Section 13.4 herein.

3.35.	"Completion of Cold Test" – means finalizing the Cold Tests and achieving the parameters specified in Section 11.1.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

3.36.	"Completion of Hot Start-up"- means finalizing the Hot Start-up and achieving the parameters specified in Section 12.3.

3.37.	"Test(s)/Activity/(ies)" - means any of the Inspection, Installation, Cold Tests, Hot Start-Up, Performance Tests, and any other derived or related procedure.

3.38.	"Effective Date" – the date in which the parties will sign this Agreement.

3.39.
The "Electric and Control Systems" – means the electric and control systems of the Second USA Plant, which will comply with the Buyer's specifications attached herein as Exhibit IA, and which will include, without limitation, the required communication hardware and software components for transmission of data to and from the Second USA Plant to the Buyer's [***] and [***] systems, and including the [***].

3.40.	The "Finishing Line" - the machinery and equipment specified in Group "E" of the Equipment list attached to Exhibit I.

3.41.
"[***]" – the [***] (specified under position [***] which will be manufactured by the Supplier in accordance with the specifications and drawings which will be provided to Supplier by Buyer, in accordance with Section 4.1.6 herein.

3.42.	"Moulding Line" – the machinery and equipment specified in Groups "A", "1A", "B", "C" and "D" of the equipment list attached to Exhibit I.

3.43.	"Spare Parts" –the spare parts which will be purchased by the Buyer and provided by the Seller in accordance with Section 4.1.7 of this Agreement..

4.	SUPPLIER'S OBLIGATIONS AND SCOPE OF SUPPLY

4.1.
SUPPLIER shall, upon execution of this Contract, sell and supply all the drawings, Technical Documentation and any other documentation foreseen in this Contract, machinery and equipment and its control softwares as well as perform all the services within the "Scope of Supply", in accordance with any term of this Contract, including but not limited to Exhibit I ("FUNCTIONAL SPECIFICATIONS AND PRODUCTION CAPACITY OF THE PLANT & DESCRIPTION OF THE GOODS AND SERVICES COMPOSING THE SUPPLY"), namely:

4.1.1.	description of the Plant functional specifications and production capacity in accordance with paragraph 1) of Exhibit I;

4.1.2.	supply of machinery and equipment as mentioned under paragraph 2) of Exhibit I;

4.1.3.	supply of Technical Documentation, as mentioned under paragraph 3) of Exhibit I;

4.1.4.	supply of services as specified under paragraph 4) of Exhibit I, namely:

§ a)	management and operation of installation and Cold Tests of Plant,

§ b)	management and operation of Hot Start-up and Performance Tests of Plant;

§ c)	Training to BUYER's personnel in charge with production.

4.1.5.	Electric and Control System.

4.1.5.1.
Not later than the date of issuance of the Certificate of Cold Test Executed, the Supplier shall provide the Buyer full access to the [***], by providing the [***] by CD to Buyer and by providing Buyer all relevant information and sufficient documentation which will allow Buyer to use and modify the [***], as the Buyer seems fit.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

4.1.5.2.
Supplier shall provide Buyer with any amendment or adjustment that will be made to the [***] of the Electric and Control Systems, upon the performance of such amendment or adjustment by the Supplier, with all the relevant information and sufficient documentation to allow the Buyer to use and modify the source code, as the Buyer seems fit.

4.1.5.3.
Supplier hereby grants the Buyer a worldwide, not-limited license, royalties free to use and modify the [***] of the Electric and Control Systems, in order to improve and fully and successfully operate the Second USA Plant.

4.1.6.	[***].

4.1.6.1.
Notwithstanding anything to the contrary mentioned herein, the [***] will be manufactured by the Supplier in accordance with specifications, designs and drawings which will be provided to Supplier by Buyer, promptly after the Coming into Effect Date of the Agreement.

4.1.6.2.
All the rights whatsoever in and with respect to the [***], including without limitation in and to the drawings, design, construction, specifications, know-how, menthods, procedures with resepct to the [***] and all the intelectuall property rights in connection thereto ("[***] Information") shall remain the sole property of the Buyer and Supplier shall not be entitled to use in any way the [***] Information, except for the manufacturing of the [***] for the Buyer.

4.1.6.3.
Without derogating form Supplier's confidential obligations in accordance with the Non-Disclosure Agreement dated May 14, 2014  Supplier shall maintain all the [***]  Information in complete confidence and shall not allow access to such information to any party, except to Supplier's employees who have a "need to know" and who must be directly involved in the production of the [***] and who shall be under a legal obligation to maintain such information in confidence with no time limitation.

4.1.6.4.	Within 3 working days of the Buyer written request, the Supplier shall provide the Buyer with all the original [***] Information he received from Buyer, and any copies thereof.

4.1.6.5.
Supplier will be responsible to notify Buyer, before the manufacturing of the [***], of any problem in the design and\or the specifications and\or drawings of the [***] that Supplier finds out or should have reasonably be able to find out in the design of the [***].

4.1.7.	Spare Parts.

The Spare Parts will be purchased by the Buyer from the Supplier in accordance with the terms and conditions of this Agreement.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

7/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

Supplier shall provide the Buyer list of suggested Spare Parts within the time schedule set forth in Section 6.3(b)(c) below.

The Spare Parts will be supplied by the Supplier not later than the Completion of Hot Start-Up, provided that the Buyer will decide what spare parts the Buyer wishes to purchase from Supplier, by November 30, 2014. The prices of the Spare Parts shall not exceed the lowest price charged or to be charged from any other customer of Supplier.

The list of Spare Parts to be provided by the Supplier will be specified in Exhibit IB which will be added as an addendum to this Agreement.

4.2	SUPPLIER’s personnel at the Site shall comply with BUYER’s safety and security procedures and instructions that BUYER shall be responsible to clearly illustrate to SUPPLIER’s personnel at Site.

5.	IMPROVING MODIFICATIONS TO THE SCOPE OF SUPPLY DURING EXECUTION

SUPPLIER could modify the machines and equipment as described in Exhibit I during execution, only if such modifications, in SUPPLIER's opinion, appear necessary or desirable in view of achieving better implementation of the Plant, or in the event that such modifications represent, always in the SUPPLIER's unquestionable opinion, an improvement of the plant and/or of the equipment in line with the technological development, and provided that the manufacturing cost for BUYER, price, technical guarantees and "Time Schedule" remain unchanged. SUPPLIER shall be entitled to make any such modification only if the BUYER’s prior written approval is obtained.

Buyer shall have a right to ask Seller to modify the machines and equipment described in this agreement, such modification shall change the Contract Price only if they change Seller's costs. Seller shall advise Buyer in advance whether such modifications affect the delivery time and performance parameters, which shall be adjusted accordingly.

6.	SCHEDULE OF DELIVERIES

6.1.
SUPPLIER shall make available all the documentation, machinery and equipment and perform all the services under this Contract in full compliance with the Scope of Supply and the Schedule of deliveries set forth below.

a)	Delivery Dates :

Moulding Delivery Date - All Machines and equipment composing the Moulding Line shall be ready for delivery by the Supplier to the entrusted Forwarding Agent within December 31, 2014.

The screws attached to two steel plates for the Press base foundation shall be entrusted by the Supplier to the Forwarding Agent within May 30, 2014.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

8/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

Finishing Line Delivery Date - All Machines and equipment composing the Finishing Line shall be ready for delivery by the Supplier to the entrusted Forwarding Agent within January 31, 2015.

Mixers Delivery Date - . All Machines and equipment composing the Mixers shall be ready for delivery by the Supplier to the entrusted Forwarding Agent within February 18, 2015

Partial shipments are allowed, provided that the machines and equipment will be delivered in accordance with the installation sequence, and provided that the Installation and any other dates set forth for Seller's performance under this Contract are not delayed.

b)   Technical Documentation

1)	Within seven (7) calendar days as from the Coming into Effect date of this Contract, SELLER shall submit to BUYER's approval the general layout of the Plant.

2)	Layout of the electrical, water (if applicable) and pneumatic feeding points, with specifications of the water (if applicable) and electric requirements	60 days

3)	Layout of foundations and standard working drawings of foundations	60 days

With respect to the Mixers foundation layouts and drawings– Following the receipt of the specification of the Mixers by Supplier from Buyer, Supplier will notify Buyer within 14 calendar days from the coming into effect of the Agreement, whether Supplier needs more time to prepare the Mixers foundation layout and drawings. In any event, the Mixers foundation layout and drawings delivery date will not be later than 90 days from the Coming into Effect Date.

4)
General technical specifications and instructions of ancillary equipment and plants servicing the Plant, which are not to be supplied by SELLER, but have to be designed and manufactured directly by BUYER
60 days

The days mentioned in points 2), 3) and 4) above shall be the calendar days calculated from the date of receipt by SELLER of BUYER's approval of each of the final layout of the Plant, as per above point 1).

5)	Operation and maintenance handbooks of machines and equipment and relevant electric diagrams and spare parts	with the machines

6)	*List of suggested spare parts and prices	60 days from the Coming into Effect Date

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

9/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

In the calculation of days as indicated in sub Section b) above, the month of August and the period between December 20th and January 8th are to be considered non-working and deducted from "calendar days".

*Supplier shall provide two hard copies of catalog books of spare parts in English, and one copy on magnetic media (the "Spare Parts Catalog").

c)	Services

Services shall be supplied in accordance with Exhibit I at paragraph 4.

Without derogating from the generality of the aforementioned, Supplier shall comply with the following time schedules:

(i)	performing and completing the Tests\Activities with respect to the Second USA Plant – will be in accordance with the following schedule:

(a)	Completion of Cold Test: April 30, 2015

(b)	Completion of Hot Start-Up: May 31, 2015

(c)	Plant Delivery Completion: June 30, 2015

6.2.	Delivery of technical documentation shall be executed by express courier.

6.3.
Delays. SELLER acknowledges that time is of the essence in the performance of this Contract and that delays shall cause BUYER significant damages. Without derogating from BUYER's rights, it is hereby agreed that in case of delays in relation to the dates set forth in Section 6.1 above, SELLER shall pay BUYER for every complete calendar week of delay, a penalty equal to [***]% of the Contract Price (the "Penalty");

Notwithstanding the aforementioned, and without derogating from Supplier's obligations to meet any of the schedules set forth in this Agreement, in case of delay in the Finishing Line Delivery Date or delay in the Moulding Line Delivery Date up to March 1st 2015 then no penalty shall be paid by Supplier. It is hereby clarified that such grace shall not apply to any delay in the other schedules set forth in this Agreement (i.e., in case of delays in the other schedules set forth in this Agreement, such delays shall be subject to the Penalties as of the first day of delay, as specified  in the first paragraph above).

The total Penalty amount with respect to all abovementioned delays shall anyway not be higher than [***]% ([***] per cent) of the Contract Price.

In addition, in case of more than 2 calendar months delay, BUYER shall have the right to terminate the Contract or the specific Exercise Notice, at its sole discretion.

It is hereby expressly agreed that if the Plant shall not meet the Performance Tests Figures until the date scheduled for the Plant Delivery Completion, then each calendar week that the Plant shall not meet the Performance Tests Figures, shall be considered as a calendar week of delay under this Section 6.3 and the Buyer shall be entitled to the Penalty and remedies as set forth in this Section.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

10/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

It is hereby agreed that notwithstanding the above paragraph, in the following circumstances the Buyer shall not be entitled to Penalty under this Section 6.3:

(i)
If the results of the Performance Tests of the Second USA Plant differ from the GUARANTEE PERFORMANCE TEST FIGURES set forth in Section A of Exhibit IV and the tolerance defined thereto in section A of Exhibit IV by up to [***]% of the said GUARANTEED PERFORMANCE TEST FIGURES (which means that together with the tolerance defined in section A to Exhibit IV it differs from the GUARANTEED PERFORMANCE TEST FIGURES by up to [***]%)

(ii)
If the results of the Performance Tests of the Second USA Plant differ from the GUARANTEE ON THE PRODUCT QUALITY FIGURES set forth in sub sections (a), (b) and (c) of Section A1 of Exhibit IV and the tolerance defined thereto in section A1 of Exhibit IV by up to [***]% of the said GUARANTEED ON THE PRODUCT QUALITY FIGURES (which means that together with the tolerance defined in section A1 to Exhibit IV it differs from the . GUARANTEED PERFORMANCE TEST FIGURES by up to [***]%)

It is hereby clarified that the aforementioned tolerance specified in small sections (i) and (ii) shall not derogate from Seller liability to meet the Guaranteed Performance Test Figures, as they are specified in Exhibit IV (with the maximal tolerance defined in Exhibit IV).

The aforementioned Penalty, compensation and remedies shall not be Buyer's exclusive remedy and shall not derogate from any other right and remedy the BUYER may have under any law or contract.

6.4.
In case that the Buyer does not collect the Plant from Seller within 30 days following the written notice by the Seller that the Plant (in a whole) is ready for delivery in accordance with this Contract, then Seller shall be entitled, after 7 days written notice to Buyer, to deliver the Plant to Buyer's Site, at Buyer's expense, which shall be paid as soon as Buyer receives an invoice from Supplier. In such case Buyer shall be committed to release the machines from customs in the designated port, and store them as required. Buyer shall be responsible for any demurrage of the containers which are not released in accordance with the aforementioned; All of the above mentioned, does not apply in case that the Buyer's delay in collecting the Plant is related to any of the following:(i)the Moulding Line Delivery Date had not occurred within two calendars months from the time scheduled in Section 6.1; (ii) the Finishing Line Delivery Date had not occurred within two calendars months from the time scheduled in Section 6.1  (iii) Force Majeure.

7.	SHIPPING AND PACKAGING

7.1.	Included in the Contract Price, the goods shall be delivered FCA Breton (Incoterms 2010) – transportation insurance not included.

SUPPLIER shall in any case be responsible that the Plant, machines and equipment shall be fixed to the means of transportation, unpacked and protected in a proper way, whereas loose parts shall be in wooden cases or crates, all in a manner to ensure the equipment delivery in a good condition.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

11/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

7.2	SUPPLIER shall inform BUYER in writing about each forthcoming delivery at least fifteen (15) days before the scheduled date, in order to allow BUYER to make the required arrangements.

7.3
In the event of damage to or loss within delivery of the Plant or any part thereof which is not at the Supplier's responsibility, BUYER shall be entitled to purchase from Seller the relevant machines and equipment to replace the damaged and lost machines and equipment and SELLER undertakes to supply such machines and equipment accordingly with a new separate Agreement which will be negotiated between the parties in good faith and will substantially follow the conditions of this Contract.

8.	BUYER'S OBLIGATIONS AND SITE STANDARDS

8.1.
BUYER shall be responsible for the adequacy accessibility, maintenance and safety of the Site for the whole period of force of this Contract and will make the Site and the Buyer's personnel and equipment available from the beginning of Installation and until the Plant Delivery Completion.

SUPPLIER shall not be held liable for damages that caused due to its reasonable reliance upon incorrect information that was provided to it by the BUYER in accordance with the provisions of this article.

8.2	BUYER shall be responsible under the applicable Laws at the Site, from the Moulding Line Delivery Date throughout the entire set-up of the Industrial Facility, for the following:

(a)	safety of all persons entitled to enter the Site in order to avoid any danger to persons or things for the whole period of force of this Contract;

(b)	take reasonable measures required for maintaining the Site and the Industrial Facility in proper condition for the whole period until the issuance of the Final Acceptance Certificate of the Plant.

8.3
In case BUYER should need for all the maintenance and operating handbooks of the machines and equipment supplied by SUPPLIER some different language than English,  then BUYER shall be responsible for their translation in the new required language.

9.	INSURANCE

9.1
Supplier will obtain and maintain, as long as it has legal liability in connection with the supplied machines and/or equipment at its own expense comprehensive general liability insurance, including Product Liability and Completed Operation coverage, with a reputable insurance company, of at least [***] euros (Euro [***]) per occurrence combined single limit, and aggregate limit of [***] euros (Euro [***]). In this policy, Buyer shall be added as additional insured.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

12/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

Supplier will provide BUYER with a certificate of insurance evidencing such insurance. Such certificate will further contain a provision that said policy or policies cannot be cancelled, terminated, nor renewed or materially changed during the term of the insurance cover without thirty (30) days prior written notice to BUYER.

The stipulated limits of coverage above will not be construed as a limitation of any potential liability of Supplier, and failure to request evidence of this insurance will in no way be construed as a waiver of Supplier’s obligation to provide the insurance coverage specified.

9.2
The Parties agree that any damage/amount not covered by an insurance, or not recovered from insurers, shall be borne by BUYER or SUPPLIER in accordance with their respective responsibilities under this Contract or, if not specified in this Contract, under the applicable Laws.

9.3
Without derogating from any other of his liability SELLER shall be solely responsible for the safety of SELLER'S personnel at the Site and shall be liable for any bodily and property damages caused to SELLER'S personnel at the Site. Additionally, SELLER shall be liable for any bodily and property damages caused to BUYER or BUYER'S personnel by SELLER'S personnel at the Site.

Supplier shall therefore, without limiting his obligation, insure with a reliable insurance company, his technicians (including sub-contractors) working on Site against any damage that could occur them or that could arrive them or any third party from their working actions. Upon the execution of this Agreement, Seller shall provide Evidence of Workers Compensation and Employers Liability showing coverage with the territorial limits to include the United States or worldwide.  Seller agrees to hold Buyer harmless for injuries to Sellers employees or sub-contractors hired by Seller in connection with the performance of Seller's obligations related to this Agreement.

10.	TESTS/ACTIVITIES – GENERAL PROVISIONS

10.1
SUPPLIER and BUYER, each one according with the respective responsibility defined in this Contract, shall take any reasonable step in order to effectively and timely carry out any of the Tests/Activities provided for in this Contract with respect to the Plant.

SUPPLIER shall be responsible for caring out, on time, the Tests/Activities provided for in this Contract; BUYER shall be responsible for the availability, according with Buyer’s assembling schedule, in the Site, according to the relevant layout, all the utilities connected thereto, raw materials, workforce and whatever else is required, as well as of authorizations, permits or administrative acts related to the operation of the Site, in order to allow the Tests/Activities, without any possible delay, interruption, suspension, postponement or unreasonable hindrance.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

13/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

10.2
All the cost for the implementation of the Test/Activity foreseen in this Contract, except for Supplier's personnel salaries, shall be borne by BUYER, except for Performance Test that shall be borne by BUYER only up to fourth test included.

10.3
SUPPLIER shall give BUYER a two days' advance notice in writing of any Test/Activity to be carried out (the transcription of the notice in the Logbook with at least a two days' advance will have the same validity as a written communication).

BUYER shall always attend any Test/Activity preannounced as aforementioned.

10.4	The "Logbook" shall always record and certify any Test/Activity, as set forth in Article 3.25 hereof.

10.5
Any Test/Activity shall be carried out for the machines and equipment composing the Plant subject of this Contract and separate Certificates will be issued per each Test/Activity relevant to the machines and equipment composing the Exhibit I.

10.6“
It is hereby clarified that the execution (including the successful execution) of any Test\Activity and the issuance of any certificate in accordance with the terms herein shall not derogate from the SUPPLIER's liability for the proper operation of the machines and equipment as specified herein.

Except for the issuance of the Certificate which is specifically required under this Contract, no other record, including record made in the Logbook, shall be considered as such Certificate (which shall be issued in accordance with the relevant specimen Exhibit to this Contract).

10.7	All Test\Activities shall be conducted by the Supplier in accordance with the time table set forth in Section 6.1 (c) herein.

11.	COLD TESTS

11.1.
Upon completion of the installation at Site (including connecting of the Plant to all utilities required for its operation), each group of machines and/or equipment composing the Plant or, at SUPPLIER's discretion, the complete Plant, shall be subject to separate "Cold Tests". "Cold Tests" as a whole shall be carried out in view of assessing the:

a)	compliance of the Plant supplied with the Scope of Supply;

b)	effectiveness under no-load conditions of the machinery/equipment subject to "Cold Tests".

c)	Continuous and error-free operation of the software and control system

11.2.
At least two (2) working days prior to the selected date, SUPPLIER shall inform BUYER in writing (the simple annotation in the Logbook being also valid to such end) that the Plant, or part thereof, shall be subject to "Cold Tests". BUYER shall be entitled to attend the Tests.

For each successful test performed on single machines and/or groups of equipment composing the Plant, a "Certificate of Cold Test Executed" (of which the specimen is attached hereto as Exhibit V) shall be issued by SUPPLIER and counter-signed by BUYER within the following two (2) working days. The "Certificate of Cold Test Executed" of the last part of the Plant subject to Cold Tests shall specify that such certificate concludes the "Cold Tests" of the Plant. Cold Tests and relevant results shall anyway be recorded and certified in the Logbook.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

14/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

12.	HOT START-UP

12.1
After the issuance of the last "Certificate of Cold Test Executed" and in accordance with the relevant time table of Exhibit I, article 4.4, the Plant shall be operated under load conditions. At least two (2) working days prior to the selected date, SUPPLIER shall inform BUYER in writing (the simple annotation in the Logbook being also valid to such end) that the Plant, or part thereof, shall be subject to "Hot Start-up".

SUPPLIER shall carry out the "Hot Start-up" with the support of BUYER as provided for in the following article 12.4 hereof, and BUYER shall attend for the whole period.

12.2
The "Hot Start-up" could be carried out for groups of machines even if "Cold Tests" have not been fully accomplished, provided that both Parties state in writing to proceed with the "Hot Start-up" (the simple annotation in the Logbook being also valid to such end).

12.3
The production of what is specified under Exhibit III ("Guaranteed Hot Start-up Test Figures)", using the Plant correctly under the SUPPLIER's supervision, shall constitute the "Hot Start-up of the Plant" successfully completed.

12.4
BUYER shall provide at his own cost and care, in due time for the execution of "Hot Start-up" and in sufficient quantity and quality all such operational and managerial personnel, labour, mixtures prepared with the mixing groups provided by the BUYER, ancillary materials, working tools, consumption materials, utilities including, but not limited to, electricity, water, gas, compressed air and whatever is needed as per SUPPLIER's reasonable written instructions and/or according to what may be required during the start-up, in view of the best and most effective accomplishment of the test at issue.

12.5
Upon successful completion of the "Hot Start-up" (as mentioned in Section 12.3 above), a "Certificate of Hot Start-up Executed" shall be issued by SUPPLIER and countersigned by BUYER within the following two (2) working days (the specimen of which is attached hereto in Exhibit VI). The Hot Start-up and relevant results shall anyway be recorded and certified in the Logbook.

13.	PERFORMANCE TESTS AND FINAL ACCEPTANCE

13.1
"Performance Tests" shall be conducted on machines and equipment composing the Plant and shall be conducted in accordance with what is set forth in Exhibit IV after the signing of the Certificate of Hot Start Up Executed, and performed and completed in accordance with the relevant time table set forth in Exhibit I, article 4.4. At least two (2) working days prior to the selected date, SUPPLIER shall inform BUYER in writing (the simple annotation in the Logbook being also valid to such end) that the Plant shall be subject to "Performance Tests". The aim of the "Performance Tests" is to show that Plant can achieve the "Guaranteed Performance Test Figures" as they are set forth in Exhibit IV.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

15/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

13.2	"Performance Tests" shall be carried out by Supplier. It being however understood that BUYER shall actively attend the "Performance Tests" for the entire period of the Performance Test.

The Performance Tests shall be considered as successfully completed if all the Performance Figures mentioned in Exhibit IV are met.

13.3
BUYER shall provide at his own cost and care, in due time for the execution of "Performance Tests" and in sufficient quantity and quality all such operational, managerial, laboratory and maintenance personnel, labour, ancillary materials, tools for operation and maintenance, measuring instruments, equipment, apparatus, consumption materials, utilities including, but not limited to, electricity, water, gas, compressed air etc. as specified herein, or otherwise by way of written instructions from SUPPLIER as may be reasonably required during the test, in view of the best and most effective accomplishment of the Performance Test at issue.

13.4
Upon the successful completion of the "Performance Tests" (as specified in Section 13.2 above), a "Final Acceptance Certificate of the Plant " (the specimen of which is attached hereto in Exhibit VII) shall be issued by SUPPLIER's Chief Engineer and countersigned by BUYER’s Chief Engineer within two (2) working days thereafter. The Performance Tests and relevant results shall anyway be recorded and certified in the Logbook.

14.	FAILURE TO MEET GUARANTEED PERFORMANCE TEST FIGURES

14.1.
If, at the end of the "Hot Start-up" or "Performance Tests", the "Guaranteed Performance Test Figures" or the “Guaranteed Hot Start-up Test Figures”, respectively, are not met, then SUPPLIER and BUYER shall meet to analyse the reasons of such non-achievement, decide the remedial measures and agree to conduct a new series of tests.

If also the new tests prove to be unsuccessful for reasons attributable to SUPPLIER, the latter shall then make, at his own cost and care, such modifications/repairs to the equipment and/or replacements of materials, as they shall be necessary to achieve the "Guaranteed Hot Start-up Test Figures" or the "Guaranteed Performance Test Figures", as the case may be SUPPLIER shall be entitled to repeat at least three times the relevant test that proved to be unsuccessful due to reasons directly attributable to SUPPLIER. Nothing in this Section shall derogate from Supplier's obligations to comply with the time table set forth in Section 4.4 of Exhibit I.

14.A	PERFROMANCE BOND

In order to guarantee the Plant Delivery Completion, the time schedule, Penalty payable under section 6.3 to this Contract and warranty, Supplier shall submit to Buyer, before collection of the last [***]% Contract Price and as a condition thereto, a performance bond of [***]% of the Contract Price, to be issued by a first class Italian bank, at a form as per Exhibit VIII (the "Performance Bond"). The Performance Bond shall be effective and exercisable, in whole or in part, for [***] months from the date of its issuance. In case that the Warranty Period terminates after such [***] months, Supplier shall extend the Performance Bond accordingly, at least 30 days prior to its expiration.

The Performance Bond may be exercised in full or in part and in more than one occasion in case of Penalty payable under section 6.3 and/or breach of Seller's responsibility under the warranty (as above referred to in this Section 14A), in amounts as shall be reasonably assessed by Buyer.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

16/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

15.	SUPPLIER'S GENERAL WARRANTY

15.1.
SUPPLIER warrants hereby that all machinery and equipment (included the relevant control software) included in the Scope of Supply shall be free from defects in workmanship and/or materials and that Plant, once completed, shall be fit for the purpose for which it has been engineered under this Contract.

SUPPLEIRS warrants that: (i) the Plant subject of this Contract and its use does not infringe any rights of any third party, (ii) the Plant is delivered to BUYER free from any third party rights of any kind.

15.2.
SUPPLIER shall take any reasonable action to repair and/or eliminate any defects in design, workmanship, working materials and operation as may arise during a period of twelve (12) months as from the date of the "Final Acceptance Certificate of the Plant” signed by the parties.

Should the completion of "Performance Tests" be delayed for a period of at least 3 months after the scheduled date set forth in Section  6.1 (c), exclusively for reasons at the Buyer's exclusive responsibility, then the Warranty Period will commence after such three months of delay.

Should the completion of "Performance Tests" be delayed for a period of at least 3 months after the scheduled date set forth in Section 6.1(c), for Force Majeure reasons, the parties shall mutually decide, in good faith, on the Warranty Period commencement date.

15.3.	The Parties expressly agree that during the Warranty Period:

(i)	SUPPLIER shall bear any cost, shipment included, related to repair/replacement of defective parts that, if replaced, shall become his property;

(ii)	BUYER shall provide and bear customs duties.

(iii)
BUYER shall bear all the expenses incurred for the intervention of SUPPLIER's technicians (round trip, board and lodging, local transfers) in accordance with the conditions stated in Exhibit I – paragraph 4.1 hereof).

(iv)
The Seller will send to Buyer, during the Warranty Period, in order to perform said fixing and replacement, skilled technicians not later than 5 (five) working days from the date the Buyer sends a detailed notice to the Seller notifying it of the need for fixing with a description of the problems which occurred save where the nature of the defect is such that can be repaired by the Buyer.

(v)	Parts will be supplied by the Seller FOB Italian port or airport.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

17/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

15.4.
The Seller undertakes to supply the Buyer with all the spare parts (and technical support and assistance at site or outside the Site, as shall be required) that will be needed in the future, for the operation of the Plant, for a period of at least 10 (ten) years from the Plant Delivery Completion Date (with respect to any Plant). The price for said spare parts, technical support and assistance will be determined by the Seller provided that such a price ex-factory will not be higher than the lowest price the Seller charges or will charge its other customers.

15.5.
During the Warranty Period Buyer shall notify in writing to SUPPLIER of any defect for which SUPPLIER's assistance is required, within five (5) working days after the defect has been discovered by Buyer. Should the defect claimed be such that BUYER knew or, with reasonable diligence, should have known of its existence, and failure to correct the defect would be likely to cause additional damage to Plant and BUYER nonetheless fails to report the claim to SUPPLIER within the above term, then SUPPLIER shall not be held responsible for the abovementioned additional damage caused to Plant.

15.6.
In any event a claim for defects is made by BUYER, BUYER expressly agrees to actively co-operate with SUPPLIER and to allow SUPPLIER to carry out the necessary inspections, repairs, replacements or improvements as the case may be.

15.7.	SUPPLIER shall have no responsibility for damages or repairs under this Warranty if the damages and repair required are the direct result of the following events:

a)
BUYER has modified or altered the machines, without SUPPLIER's prior written consent; It is hereby clarified that maintenance work and repairs made by the Buyer in accordance with Section16.10, shall not be deemed as modification and alteration of the machines for the purpose of this section.

b)	BUYER has operated/maintained the machines in a negligence manner and however not in compliance with the written indications of SUPPLIER provided to Buyer;

c)	installation or start-up have been carried out without SUPPLIER's supervision;

d)
the defect claimed by BUYER is caused due to other machines, not supplied by the Supplier, used by Buyer at the Site in conjunction with the Plant, even according to SUPPLIER's specifications, unless they are wrong.

15.8.	SUPPLIER's warranty obligations shall be suspended each time BUYER has not duly met his payment obligations which are not disputed between the parties.

15.9.
SUPPLIER shall not be held liable, under any circumstance and to any extent, for events, accidents, failures, delays, defects, losses, damages due to equipment, systems, devices, labour, on BUYER's Site/Plant which have not been supplied by SUPPLIER, notwithstanding whether or not SUPPLIER may, at any time during the implementation of this Contract, accept or approve their presence or usage.

15.10.
BUYER shall provide and bear all related costs of ordinary maintenance works and minor repairs to Plant and equipment, even during the Warranty period. For this purpose, BUYER shall equip his factory, since the "Hot Start-up", with basic equipment and instruments as well as with sufficiently qualified technical personnel. SUPPLIER shall exclusively supply the parts covered by the Warranty as regulated under this Contract. In case that Buyer does not succeed to make such minor repair with reasonable efforts, it will inform Supplier and Supplier shall be responsible to repair it in accordance with the Warranty.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

18/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

15.11.
Without derogating from Seller's Warranty obligations, BUYER shall have the right, in his own discretion, to assign to third parties the task of replacing or repairing any defective part that he cannot replace/repair through his own personnel, at SUPPLIER's cost, in the event that SUPPLIER is unable or does not want to take immediate action in order to repair defects falling within the Warranty provisions. BUYER shall always inform SUPPLIER in writing as to his decision to assign the above work to third parties giving notice of the cost as well.

15.12.	Any parts subject to wear and tear as well as tools and consumption materials are not covered by this Warranty, although supplied by SUPPLIER along with machinery.

15.13.
The Warranty hereunder shall not cover any damage, loss or defect due to (i) negligence unloading, transportation or handling of machinery carried out by BUYER (or his assignees, representatives, agents, employees, carriers, forwarders, etc.), or (ii) any deteriorations due to negligence storage of goods by BUYER, and (iii) deterioration/ageing due to extended storage of goods by BUYER for reasons not attributable to SUPPLIER.

16.	CONTRACT PRICE

16.1.	The Contract Price with respect to the Plant is as follow (the "Contract Price"):

a total of Euro [***] ([***]).

Seller shall provide Buyer, within 14 calendar days of the Coming into Force of this Contract the breakdown of the Second USA Plant Contract Price, for each machinery group that constitute the Second USA Plant.

16.2.	SUPPLIER shall pay all export duties, excises or taxes that may be due under Italian Laws and regulations at the time of execution hereof.

16.3.
The Contract Price shall be paid by Buyer to Supplier, in accordance to the payment terms set forth in Exhibit X, in exchange for the supply and performance of what is specified in detail within the Scope of Supply hereof. The Contract Price shall be the final and exclusive payment for which the Supplier shall be entitled for under this Contract for the Scope of Supply.

16.4.
The Contract Price does not include any tax, interest payment or other financing charge or consultancy fee/cost due by BUYER to third parties, if any, under the terms of his financing arrangements, nor any import tax, excise, expenses or federal, state or local tax that BUYER, or a third party in the name and on behalf of BUYER, is required to pay under the Laws in force in the Site. BUYER shall bear the cost of everything specified in this Article 16.4 (which are not set for the Supplier payment under any other section in this Contract).

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

19/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

17.	TERMS OF PAYMENT

17.1.	Payments shall be made in EURO and shall be considered as accomplished upon full receipt of funds at SUPPLIER's bank account, free from any lien or restriction.

17.2.	The Contract Price shall be paid in accordance with the payment terms set forth in Exhibit IX.

18.	LICENSE

18.1.	The Parties hereby expressly acknowledge and undertake the following:

(a)
In addition to Section 4.1.5.3 and subject to Section 4.1.6.2 4.1.6.2 above, along with the supply of the Plant subject-matter of this Contract and for no additional payment of any kind, SUPPLIER hereby grants BUYER a license to use any registered patent and software that the Supplier may own or have right to at the time of this Contract or thereafter (if any) related to the Plant and the manufacturing of products by using the Plant (the “License”); Such License is non-exclusive, royalty free, irrevocable, may be used by Buyer unconditionally and may be transferred to third parties with the Plant. Notwithstanding the aforementioned, Buyer shall not directly or indirectly transfer the License to third parties, that at Buyer's reasonable knowledge are competitors of the Supplier that produce and sell machinery similar to the Plant for the production of compound stone. Supplier represents that other than the aforementioned Licence no additional license is required for the free operation of the Plant.

(b)
after the supply of the Plant that is the subject-matter of this Contract, SUPPLIER shall inform BUYER of, and offer him in that applicable to his plant, any technical and technological improvement and updating that may be made to the product manufacturing process.

18.2.
Each Party shall always refer fairly to the Trade Names of other party’s property. Each Party shall not, whether during or after this Contract represent in any way that it owns the Trade Names or is entitled to use the Trade Names otherwise than as specifically provided herein.

Each Party acknowledges the exclusive ownership by the other Party of his Trade Names and all goodwill in the Trade Names and shall comply with and observe all rules, directives, standards, specifications and instructions made, issued or laid down by SUPPLIER or BUYER  regarding the use of his Trade Names.

Both Parties shall not, whether during or after this Contract, do anything calculated or likely to disparage or damage the goodwill, reputation or industrial or intellectual property of other party in the Trade Names.

Both Parties shall not, whether during or after this Contract apply for or seek to register other Party’s Trade Names in its own name in any country; or attack or contest the rights of the other Party in and to the Trade Names.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

20/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

SUPPLIER shall not be entitled to make public on the market the details of the Plant that BUYER has purchased as per this Contract.

BUYER shall be entitled to publically mention that its products are being produced by the use of Seller's machines and equipment.

19.	SITE WHERE PLANT OPERATES: RIGHTS / OBLIGATIONS OF THE PARTIES

BUYER shall set up the Plant that is the subject matter of this Contract in Georgia, United State of America.

BUYER hereby expressly acknowledges that SUPPLIER, because of possible commitments taken before the date of this Contract on with respect to any third party, may not be able to guarantee and/or carry out the supply to BUYER of services of whatever type (such as installation, start-up, training, supply of spare-parts and the like) with respect to the future sale of Plant by BUYER to third parties, if the Plant were moved to a territory other than the countries mentioned above. However, in case that there are no such Seller's commitments in favour of third parties limiting the rendering of such services with respect to the Plant, Seller undertakes to render any such services as required, and in accordance with this Contract.  Supplier represents that it is not limited in rendering any services to Buyer in Israel or in the USA. In any case this Section is subject to applicable antitrust laws.

20.	CONTRACT ASSIGNMENT

Neither Party shall assign this Contract without the prior consent in writing of the other Party. Notwithstanding the above, BUYER shall be entitled to assign this Contract to its Affiliates without SELLER's consent.

"Affiliates" means a corporate or an association, which Controls the Buyer, which is Controlled by the BUYER or  which is under the same Controlling entity as the Buyer. The term “Control” shall mean direct or indirect ownership of more than 50% of the equity or voting capital of an entity, the ability to appoint or elect a majority of the members of the board of directors (or similar organ) of the entity or possession of the right and power to direct the policy and management of such entity.

21.	CONFIDENTIALITY

The Parties hereby expressly agree and acknowledge that the terms of this Contract and its Exhibits hereof are strictly confidential.

Notwithstanding the above, SUPPLIER acknowledges that the BUYER grandparent company is a publicly traded company, whose shares are traded on the NASDAQ stock market, and that as such BUYER and its Affiliates  are subject to certain securities laws and regulations, including certain disclosure obligations, under which Buyer or any of its Affiliates may be obliged to announce of the engagement set forth herein and to disclose certain terms of this Contract.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

21/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

Each publication of the Seller with respect to the engagement contemplated herein must be coordinated with the BUYER and subject to BUYER's written approval.

In addition, SUPPLIER acknowledges that the content of this Contract and any information with respect thereto and with respect to BUYER and its Affiliates, and to their operation, business plan and other information, is confidential and shall be maintained by SUPPLIER in confidence and shall not be disclosed to any third party nor otherwise will be used by SUPPLIER. In addition Buyer hereby informs Supplier and Supplier acknowledges that, any such information may be considered as "material information" with respect to the BUYER's and its Affiliates' business, and therefor SUPPLIER may be subject to certain restrictions with respect to the trading in BUYER's grandparent company's shares, in accordance with the United States Securities Exchange Act of 1934 and unauthorized disclosure of information related to BUYER, its grandparent company and other Affiliates, and/or to this Contract, may constitute a breach of the applicable securities laws and regulation.

22.	COMING INTO FORCE OF CONTRACT

Coming into force: this Contract shall enter into force and be binding upon the Parties from the date of signing by BUYER and SUPPLIER.

23.	COMMUNICATIONS

Any communication to be sent under this Contract by either Party to the other, shall be made in writing at the address stated on the first page hereof, by fax or mail, save otherwise agreed upon, at the only attention of the following persons: (i) for BUYER Mr. Giora Wagman and Mr. Dory Yaakov (ii) for SUPPLIER Mr. Giancarlo Crestani. Either Party shall have the right to change its respective address and above specified persons by notice to be sent to the other Party.

24.	FORCE MAJEURE

24.1.
Force Majeure events shall be considered as such only if: (i) they are not under any party's control, (ii) they occur after signing of the Contract, (iii) if they prevent the Contract from being implemented totally or partially, and (iv) there is no possibility for the party who is prevented from preforming its obligations due to such event, to overcome the effect of such event and perform its obligations nevertheless ("Force Majeure").

24.2.
If either Party is prevented from or delayed in performing any of its obligations under the Contract due to Force Majeure, then the Party being so affected shall notify timely and officially the other, by registered mail return receipt requested, of the circumstances constituting Force Majeure with adequate evidence of the obligation or performance which is thereby delayed or prevented. The Party giving notice shall thereupon be excused with respect to the performance or punctual execution thereof for the duration of the circumstances constituting Force Majeure.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

22/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

24.3.
In case Force Majeure conditions last continuously for more than one (1) month as from the date of the official notice pursuant to Article24.2, the Parties shall meet to agree on the necessary arrangements to be taken. It is understood that each Party shall have fulfilled its contractual obligations as far as they have become due before the occurrence of the Force Majeure event.

25.	CONTROVERSIES BETWEEN THE PARTIES AND APPLICABLE LAW

This Contract shall be governed by the Laws of the United Kingdom.

All disputes arising out or in connection with this contract shall be settled between two parties through mutual negotiation and amicable agreement within 60 days. Failing to do that, the disputes shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce. The place of arbitration shall be London (England) International Arbitration Centre. The arbitration will be conducted by one Arbitrator, appointed in accordance with the said rules. The Arbitration shall be in English language.

The decision of the Arbitrator shall otherwise be final and binding on the parties to the arbitration.

26.	LIST OF EXHIBITS TO THE CONTRACT

This Contract includes the following Exhibits, which form an integral and un-severable part hereof:

All terms not specifically defined in a certain exhibit shall have the meaning ascribed to them in the Contract or in another Exhibit thereto.

1.	Exhibit I	FUNCTIONAL SPECIFICATIONS AND PRODUCTION CAPACITY OF THE PLANT & DESCRIPTION OF THE GOODS AND SERVICES COMPOSING THE SUPPLY

	Exhibit IA	Buyer's Specifications for the Electric and Control Systems

	Exhibit IB	Spare Parts [to be attached later on]

2.	Exhibit II	Specimen of the "Logbook"

3.	Exhibit III	Method of execution of Hot Start-up of the Plant

4.	Exhibit IV	Guaranteed performance test figures and method of execution of Performance tests of the Plant

5.	Exhibit V	Specimen of the Certificate of Cold Test Executed

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

23/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

6.	Exhibit VI	Specimen of the Certificate of Hot Start-up Executed

7.	Exhibit VII	Specimen of the Final Acceptance Certificate of the Plant

8.	Exhibit VIII	Specimen of the Performance Bond

9.	Exhibit IX	Terms of payment

10.	Exhibit X	Form of Bank Guarantee

27.	MISCELLANEOUS

27.1	Intentionally omitted.

27.2	Intentionally omitted.

27.3
Modifications or additions to this Contract shall be binding upon the Parties only upon approval in writing by the respective legal representatives, with specific reference being made to this article and to that part of the Contract or Exhibit subject to modification / addition.

27.4
The Parties shall actively co-operate in order to obtain permits, approvals, export and import licenses, etc. required for the implementation of this Contract. It is however agreed that each Party shall be solely responsible for obtaining all local permits and licenses necessary for the execution and implementation of this Contract in his Country, for which he shall bear all related expenses.

27.5	This Contract has been freely discussed, negotiated and drawn up in Sdot-Yam (Israel). N° 3 originals have been duly signed, of which n° 1 for SUPPLIER and n° 2 for BUYER.

27.6	Should one or more provisions of this Contract be partly of wholly invalidated or declared ineffective, any other provisions shall remain fully valid and effective.

The Parties agree that any possible misunderstanding or difficulty of interpretation of Contract shall be overcome by considering all the provisions stated in the Contract, having the essence and interpretation of the Contract in its entirety prevailed (Exhibits included).

28.	INSPECTION

28.1
Prior to shipping of the goods, SUPPLIER shall allow BUYER, at his own expenses, to inspect the machines ("Buyer Inspections"), at SUPPLIER's premises; the inspection shall verify only that the supply is as per the Contract in term of quantity and specification (as listed in Exhibit I of this Contract). SUPPLIER shall send Notice of Goods Ready only after BUYER shall confirm that the machine had successfully passed BUYER Inspections or in absence of such confirmation or a written notice that the delivery is not confirmed, if within 7 calendar days from the written notice that the machine are ready for the above inspection BUYER’s experts have not yet executed the inspection or have not yet send the written report about the executed inspection. It is explicitly agreed that BUYER Inspections do not derogate from SUPPLIER exclusive liability to the condition of the Plant, its appropriate operation and full performance of its undertakings under this Contract.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

24/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

SELLER's Chief Technician shall visit the Site immediately after the BUYER notifies the SELLER that the Site is ready for the provision of the equipment and machines, in order to verify that the Site is so ready for the Plant Installation. The above mentioned Buyer’s notification that the Site is ready – with respect to Bar Lev shall be sent to Supplier not later than one calendar month in advance of the Machinery and Equipment Delivery Date as per Exhibit I, article 4.4

We, the undersigned, being the legal representatives of the Parties which this Contract applies to, do hereby agree and accept that the terms and conditions stated herein are binding and irrevocable.

Signed on the June 5, 2014

_____________________________________	_____________________________________
BUYER	SUPPLIER
_____________________________________	Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.
Castello di Godego, Treviso (Italy)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

25/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

Exhibit IX to Contract N° IS-110/14 dated June 5, 2014 between BRETON and CAESARSTONE TECHNOLOGIES USA, INC.

TERMS OF PAYMENT

1.

The Second USA Plant Contract Price will be paid by the Buyer as follows:

(i)
[***] % of the Second USA Plant Contract Price will be paid as down payment, against Buyer's receipt from Supplier of an invoice and a bank guarantee by a first class Italian bank of the same amount for the reimbursement of the said payment ("Bar Lev Advance Payment");

The bank guarantee shall be in the form as per specimen of Exhibit X and in accordance with section 5e herein.

(ii)
[***] % of the Second USA Plant Contract Price  will be paid through an irrevocable Letter of Credit, which shall be issued by Buyer's Israeli bank (Bank Mizrachi or Bank Leumi) , within [***] calendar days from the Coming into Force date of this Contract, against issue of the Performance Bond, and will be payable as follows:

a.	[***] % of the Second USA Plant Contract Price will be payable [***] ([***]) days from the date of the Forwarder Certificate of Receipt, against the documents specified in Section 2(a) herein;

b.
[***] % of the Second USA Plant Contract Price will be payable [***] ([***]) days from the date of the Forwarder Certificate of Receipt if a Final Acceptance Certificate of the Plant is issued by the Buyer by such time (upon presenting the documents specified in Section 5(a) herein and the Final Acceptance Certificate of the Plant), and, if a Final Acceptance Certificate of the Plant was not made by such time  – payable within [***] days (upon presenting the documents specified in Section 2(a) herein).;

It is hereby clarified that the above payment under the Forwarder Certificate of Receipt shall not be considered as Buyer's confirmation that Seller's undertakings under the Contract were met.

The cost of issuing and effectuating the said Letter of Credit up to [***]% ([***] per cent) of the L/C amount ([***]% of the Contract Price), will be borne [***]% by Supplier and [***]% by Buyer, and if such cost exceed [***]% Buyer shall bear the said exceeding cost. Supplier shall reimburse Buyer for the said expense, against presentation to Supplier of an official invoice sent by Buyer’s bank to Buyer stating that said amount has been charged, within 7 calendar days of Buyer's written request. Any costs related to the LC charged by the Italian bank, if any, shall be paid by [***] exclusively.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

26/27

Cont'd:	Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc..

2.	General

a.	The documents to be presented to the bank in order to receive payment under the L\C are the following:

o	commercial invoices: one original and two copies;

o	Packing List: one original and two copies;

o	Forwarder Certificate of Receipt (to the designated destination): one original;

o	Certificate of origin issued by the Italian Chamber of Commerce: one original and two copies.

o
AND FOR THE PAYMENT OF THE LAST INSTALLEMENT EQUAL TO [***]% OF THE CONTRACT PRICE - Performance Bond at an amount equal to [***]% of the Contract Price, at a form per the specimen attached in Exhibit VIII.

b.
Letter of Credit which shall be issued in accordance with this Contract shall  be issued and regulated under the Uniform Customs and Practice for Documentary Credits issued by the International Chamber of Commerce, Publication n. 600, last revision.

c.	In case of partial shipments, payment will be made under the LC after the Forwarder Certificate of Receipt for the final shipment and in accordance with section 5(a) above.

d.	The L/C shall be available by payment, at the scheduled payment dates, at the counters of the nominated bank.

e.	The L/C foresees may be confirmed by an Italian bank at Supplier’s decision and cost.

f.	Supplier shall bear all costs related to all bank guarantees which will be issued by Supplier to guarantee any down payment amount under this Contract.

g.	The bank guarantees issued by the Supplier to secure the aforementioned down payments, will be in accordance with the specimen in Exhibit X.

Signed on the June 5, 2014

_____________________________________ BUYER	_____________________________________ SUPPLIER
_____________________________________	Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

27/27

EXHIBIT I to Contract IS-110/14 dated June 5, 2014
between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC.

FUNCTIONAL SPECIFICATIONS AND PRODUCTION CAPACITY OF THE PLANT
&
DESCRIPTION OF THE GOODS AND SERVICES COMPOSING THE SUPPLY

1)	Functional Specifications And Production Capacity Of The Plant

2)	List of Machines, Equipment, Consumption Materials and Spare-parts if included in the Supply

3)	List of Technical Documentation

4)	List of Services

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Bretonstone® Slab Plant

1)	FUNCTIONAL SPECIFICATIONS AND PRODUCTION CAPACITY OF THE PLANT

1.1)	FUNCTIONAL CHARACTERISTICS OF THE PLANT

a)	THE PRODUCT AND ITS MAJOR COMPONENTS

♦
The Plant subject-matter of this Contract is designed for the manufacture of compound stone slabs made by bonding together sands and grits of a simple natural quartz using unsaturated polyester resins dissolved in styrene.

♦	[***].

♦
As everybody knows, inert grits consist of small fragments of natural stone materials as well as of natural and artificial lithoid materials. The maximum diameter of the grits does not exceed [***] mm.

One can indifferently use sands and grits of quartz, quartzite, diorite, granite and any other siliceous material as well as sands and grits of marble and of any calcareous material.

♦	Natural lithoid sands and grits can be obtained from shells, mother-of-pearl, madrepore and suchlike, while artificial lithoid materials include glass and ceramic grits, fragments of mirrors, etc.

♦	The most commonly used and widely diffused structural resin is [***] according to the most suitable formulations.

♦
The basic Plant, like the one supplied hereof, works normally under environmental temperatures ranging between [***]°C and [***]°C; any other environmental temperature is possible by equipping the plant with suitable machines and auxiliary plants.

b)	THE SLAB DIMENSIONS

In the Second USA Plant – The press shall be able to manufacture slabs with dimension up to [***]×[***] cm. The Plant will be set to produce slabs of [***]cmX[***]cm. Buyer will notify Seller within [***] months of the Coming into Force Date of the Agreement, if it wishes that the Seller set these dimensions to the [***]×[***] cm dimensions.

The possible slabs that the Plant will be able to produce (after the oven) will be slabs with the following dimensions:

[***]cm width and [***]cm length;

[***]cm width and [***]cm length;

Supplier will assist Buyer as may be required from time to time to make adjustments for switching between the aforementioned dimensions.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2/19

Bretonstone® Slab Plant

c)	THE SLAB THICKNESS

The "Vacumvibropress" can mold slabs with finished thickness ranging from a minimum of about [***] mm and a maximum of about [***] mm; it is possible to mold many in-between thickness (normal finished thickness are: [***] mm, [***] mm, [***] mm, [***] mm and [***] mm).

1.2)	PRODUCTION CAPACITY OF THE PLANT

The Plant has a specific production capacity as detailed here under:

Slab Molding Line

a)	The manufacturing process is performed following a regular cadence which is fixed by the time the [***] requires to [***] the slabs (for the sake of brevity, said time is defined “cycle time”).

Normally, using mixtures as per standard formulations of Supplier with max grits not smaller than [***] mm, a cycle time of [***][***]) seconds is needed to [***] a slab sizing [***]x[***] cm or [***] ([***]) seconds to mold a slab sizing [***]x[***] cm and having the reference finished thickness of [***] mm or [***] mm.

In case of lower thickness or in case of mixtures as per standard formulations of Supplier  with max grits lower than [***] mm the above cycle time must be increased of about [***] seconds.

With [***] or [***] mixers working simultaneously, using mixtures as per standard formulations of Supplier and\or similar formulations, in every [***] minutes, [***].minutes in order to [***].

Therefore, the [***] number of slabs per hour as mentioned in Exhibit IV.

b)	In plants equipped with just [***] group for the [***], the production could normally be arranged in [***] working shifts per day, seven days a week.

The mixing machines, the homogenizers, the distributors and the belts must be normally thoroughly cleaned when the color of the product is changed in order to prevent any possible waste due to colors that mingle. This cleaning operation takes approximately [***] ([***]) minutes, using mixtures as per standard formulations of Supplier.

At the beginning of each new working cycle, that is after each of the above [***], it takes approx. [***]-[***]  minutes to prepare the first mixture and to convey it to the [***]machine.

c)	The plant utilization schemes specified in above point b) set forth the plant production capacity.

The Buyer could organize the production following any other possible utilization scheme he finds more convenient.

The slabs coming out of the moulding line shall meet the physical-mechanical characteristic as per Exhibit IV, article A1(a).

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3/19

Bretonstone® Slab Plant

Slab Processing Line

The slabs processing line is able to process slabs from [***]x[***] cm up to [***]x[***] cm  from any finished thickness between [***]mm and [***] mm.

The processing line consists of the machines that, [***].

The production capacity of the processing line is as per Exhibit IV, article A.

The slabs coming out of the processing line shall meet the quality figures mentioned in Exhibit IV, article A1(b).

2)	LIST OF MACHINES, EQUIPMENT, CONSUMPTION MATERIALS AND/OR SPARE-PARTS IF INCLUDED IN THE SUPPLY

The machines, equipment and possible consumption materials and/or spare-parts subject-matter of this supply are described below, listed by groups, each one of which is destined to specific functions:

CAESARSTONE LINE VII (USA)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

[***]

[***]

Pos.	A.	11)	n. [***] [***]

Pos.	A.	12)	n. [***] [***]

Pos.	A.	13)	n. [***] [***]

Pos.	A.	14)	n. [***] [***]

Pos.	A.	15)	n. [***] [***]

Pos.	A.	16)	n. [***] [***]

Pos.	A.	17)	n. [***] [***]

Pos.	A.	18)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

[***]

[***]

Pos.	1A.	3)	n. [***] [***]

Pos.	1A.	4)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

[***]

Pos.	B.	1)	n. [***] [***]

Pos.	B.	1/1)	n. [***] [***]

Pos.	B.	2)	n. [***] [***]

Pos.	B.	2/1)	n. [***] [***]

Pos.	B.	2/2)	n. [***] [***]

Pos.	B.	3)	n. [***] [***]

Pos.	B.	4)	n. [***] [***]

Pos.	B.	4/1)	n. [***] [***]

Pos.	B.	5)	n. [***] [***]

Pos.	B.	6)	n. [***] [***]

Pos.	B.	6/1)	n. [***] [***]

Pos.	B.	7)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

7/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

[***]

Pos.	C.	1)	n. [***] [***]

Pos.	C.	2)	n. [***] [***]

Pos.	C.	2/1)	n. [***] [***]

Pos.	C.	3)	n. [***] [***]

Pos.	C.	4)	n. [***] [***]

Pos.	C.	5)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

8/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

[***]
[***]

Pos.	D.	1)	n. [***] [***]

Pos.	D.	2)	n. [***] [***]

Pos.	D.	3)	n. [***] [***]

Pos.	D.	4)	n. [***] [***]

Pos.	D.	5/1)	n. [***] [***]

Pos.	D.	5/2)	n. [***] [***]

Pos.	D.	6)	n. [***] [***]

Pos.	D	7/1)	n. [***] [***]

Pos.	D	7/2)	n. n. [***] [***]

Pos.	D.	8/1)	n. [***] [***]

Pos.	D.	8/1)	n. [***] [***]

Pos.	D.	9/1)	n. [***] [***]

Pos.	D.	9/2)	n. [***] [***]

Pos.	D.	10)	n. [***] [***]

Pos.	D.	11)	n. [***] [***]

Pos.	D.	12)	n. [***] [***]

Pos.	D.	13)	n. [***] [***]

Pos.	D.	14)	n. [***] [***]

Pos.	D.	15)	n. [***] [***]

Pos.	D.	16)	n. [***] [***]

Pos.	D.	17)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

9/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

Pos.	D.	18)	n. [***] [***]

Pos.	D.	19)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

10/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

[***]
[***]

Pos.	E.	1)	n. [***] [***]

Pos.	E.	2)	n. [***] [***]

Pos.	E.	3)	n. [***] [***]

Pos.	E.	4)	n. [***] [***]

Pos.	E.	4/1)	n. [***] [***]

Pos.	E.	5)	n. [***] [***]

Pos.	E.	6)	n. [***] [***]

Pos.	E.	7)	n. [***] [***]

Pos.	E.	8)	n. [***] [***]

Pos.	E.	9)	n. [***] [***]

Pos.	E.	10)	n. [***] [***]

Pos.	E.	11)	n. [***] [***]

Pos.	E.	12)	n. [***] [***]

Pos.	E.	13)	n. [***] [***]

Pos.	E	14)	n. [***] [***]

Pos.	E.	15)	n. [***] [***]

Pos.	E.	16)	n. [***] [***]

Pos.	E.	17)	n. [***] [***]

Pos.	E.	18)	n. [***] [***]

Pos.	E.	19)	n. [***] [***]

Pos.	E.	20)	n. [***] [***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

11/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

Pos.	E	21)	n. [***] [***]

Pos.	E	22)	n. [***] [***]

Pos.	E.	23)	n. [***] [***]

Pos.	E	24)	n. [***] [***]

Pos.	E.	25)	n. [***] [***]

Pos.	E.	26)	n. [***] [***]

Pos.	E.	27)	n. [***] [***]

Pos.	E.	27/1)	n. [***] [***]

Pos.	E.	28)	n. [***] [***]

Pos.	E.	29)	n. [***] [***]

Pos.	E.	30)	n. [***] [***]

Pos.	E.	31)	n. [***] [***]

Pos.	E.	32)	n. [***] [***]

Pos.	E.	33)	n. [***] [***]

Pos.	E.	34)	n. [***] [***]

Pos.	E.	34/1)	n. [***] [***]

Pos.	E.	35)	n. [***] [***]

Pos.	E.	36)	n. [***] [***]

Pos.	E.	37)	n. [***] [***]

Pos.	E.	38)	n. [***] [***]

Pos.	E.	39)	n. [***] [***]

Pos.	E.	40)	n.[***][***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

12/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

II)	Protection barriers

❑	The machines composing the Groups "B" - "C" –“D” and "E" must be bounded with protection barriers, in conformity with the regulations in force in the Country where the plant has to be installed.

❒	Breton machines comply with the "Essential safety and health requirements as for the design and construction of machines and safety components" provided by the 98/37/CE Directives.

Therefore, the machines come equipped with the following protections:

➢	metallic barriers, fixed to the ground, 140 or 200 cm in height;

➢	photoelectric barriers with safety photoelectric cells;

➢	access doors with key switches to stop the machines.

Moreover Breton machines comply with the instructions coming from the following directives:

-	EMC directive 89/336 CEE and its following amendment;

-	LVE directive 73/23 CEE and its following amendment;

-	DirectiveATEX 94/9 CE.

-	UL-Csa norms following Georgia electrical requirement for the electrical components and boards.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

13/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

Electric planning and marking of the electric components installed on Breton machines and equipment.

The Plant shall comply with all the electricity requirements and standards of Georgia, USA and  with  Buyer's Specifications as mentioned in Exhibit IA of the Agreement

Operating Voltage and electricity for USA Plant:   as shall be instructed by the Buyer's chief engineer.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

14/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

3)	LIST OF TECHNICAL DOCUMENTATION

Along with the supply of machinery and equipment composing the Plant, and included in the Contract Price, Supplier provides the following technical documentation in English language in 3 (three) hard copies and electronic format, all comments to the software will also be in English language:

•	General layout of the plant;

•	Layout of the electrical, water and pneumatic feeding points, with specifications of the water and electric requirements;

•	Layout of foundations and standard working drawings of foundations, drawn up according to the [***] rules, dimensioned for a [***].

Buyer shall provide and pay for making the foundation drawings checked and, if required, modified by a reliable civil engineering office on the basis of the characteristics of resistance and seismicity of the ground on which foundations will be made and according to the rules in force in the Country.

Seller accepts no responsibility for the realization and execution of foundations by Buyer, Seller's responsibility being limited exclusively to the correctness of both the drawings and specifications officially supplied in writing.

Seller accepts no responsibility for the malfunction of supplied machinery/plants resulting from an improper realization or execution of foundations by Buyer.

•
Operation and maintenance handbooks of machines and equipment and relevant electric diagrams, which shall include operating and maintenance instructions with respect to the electric and mechanic aspects of the Plant, and any part of the Plant and spare parts lists.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

15/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

4)	LIST OF SERVICES

Included in the price of the supply, Supplier shall provide Buyer with the following services and any consultation related or ancillary thereto:

▪	Installation and Cold Tests of Plant, by SUPPLIER's skilled technicians;

▪	Hot Start-up and Performance Tests of Plant, by SUPPLIER's skilled technicians;

▪	Training to BUYER's personnel in charge with production, by the SUPPLIER's skilled technicians.

4.1)	INSTALLATION AND COLD TESTS OF PLANT

1)	Seller, through his own technical personnel, will be responsible for the Installation and Cold Tests of the machines and equipment composing the Plant.

2)	Work sequence

a)	[***]

b)	[***]

c)	[***]

d)	[***]

3)	Time required

The installation works, Cold Tests included shall be performed by Supplier in accordance with the time scheduled set in the Agreement.

During this period Seller will provide an average of n° [***] skilled technicians ([***]), according to a schedule being provided by Seller’s Customer Service Department.

Each working week/Technician will include [***] ([***]) working hours (time required for the round trip to reach Buyer’s plant and/or daily transfers from the hotel to Buyer’s plant excluded).

If, for any reason attributable solely to BUYER, the time required for the Installation will last longer than foreseen, Buyer shall pay for each additional working week/Technician the amount [***].

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

16/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

Beginning of the installation works

Before the Installation, the required machines shall be at the installation site, and Buyer shall have completed the civil work of the plant-building (walls, roof, floor …), as well as the machines foundations, water, electric and compressed air plants, in accordance with the drawings and technical specification supplied by Seller in Section 5 herein.

Seller will send his technicians within [***] ([***]) calendar days as from the date the SELLER's Chief Technician shall confirm that the Site is ready to start the installation (SELLER shall be responsible for his personnel to have entry visa to the US as required).

4)	Additional expenses/services to be provided and paid by Buyer

Buyer shall provide and pay for the following expenses/services that are not included in the price of the Contract:

4.a)	[***]
[***].

4.b)	[***]
[***].

4.c)	[***]
[***].

4.d)	[***]

4.e)	[***]
[***].

4.f)	[***]
[***].

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

17/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

4.g)	Technical supervision

Before, during and after installation, Buyer could ask for the intervention of Seller’s skilled personnel (in addition to the technicians in charge with the installation) for reasons pertaining the project (for example in order to check the foundation’s works before assembling the machines)

Buyer shall pay for all the expenses and provide for all the services as above set forth for the intervention of Seller’s skilled personnel, and shall pay for each working day/skilled personnel the amount as [***].

4.2)	HOT START-UP AND PERFORMANCE TESTS OF PLANT

1)	Seller, through his own technical personnel, will manage and operate the Hot Start-up and Performance Tests of the machines and equipment composing the Plant.

2)	Work sequence

a)	[***]

b)	[***]

c)	[***]

3)	Time required

The Hot Start-up and the following Performance Tests will be performed by Supplier in accordance with the time scheduled set in the Agreement.

During this period Seller will provide an average of n° [***] skilled technicians.

If, for reason attributable to BUYER exclusively, the time required for Hot Start-up and Performance Tests will last longer than foreseen, Buyer shall pay for each working day/skilled technician of Seller the amount as per [***].

[***].

4)	Additional expenses/services to be borne and paid by Buyer

Terms and conditions stated in EXHIBIT “I” under Par. 4.1) point 4) stand valid for this paragraph too.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

18/19

Cont'd:	Exhibit “I” to the Contract n° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

4.3)	TRAINING TO BUYER'S PERSONNEL IN CHARGE WITH PRODUCTION, BY SUPPLIER'S SKILLED TECHNICIANS

1)
During the period of Hot Start-up and Performance Tests, Seller's technicians will carry out the practical training to Buyer's operational staff in charge with the Plant running relating to the operating and safety methods, cleaning and maintenance of the machines and equipment composing the Plant.

2)
For this purpose, Buyer will make available to Seller's technicians for the entire period of training, a minimum number of workers sufficient to carry out the normal operating, cleaning and maintenance of the machines and equipment composing the Plant.

3)
SELLER shall conduct and maintain records in the Log Book of each training session, which shall include the content of each training session, its duration, the identity of the participants, the Seller's personnel who attended the training session. SELLER shall record in the Log Book at the end of each Working Day about the aforementioned information.

SELLER's process engineer shall be present at the Second USA Plant for a period of 20 working days and Seller's mechanical engineer shall be present at the Second USA Plant for a period of 10 working days, for purpose of the abovementioned training Buyer's personnel.

4)	If, for any reason not due to Seller, the time required for the above training will last longer than foreseen, Buyer shall pay the amount [***].

4.4	Schedules for delivery, installation and performance and completion of any Test\Activity

Second USA Plant:

As mentioned in Section 6 of the Agreement.

June 5, 2014

BUYER CAESARSTONE TECHNOLOGIES USA, INC	SUPPLIER BRETON S.P.A.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

19/19

Exhibit IA

USA POLISHING LINE 7
1- [***]
[***]

2- [***]
[***]

3- [***]
[***]

4- [***]
[***]

5- [***]
[***]

6- [***]
[***]

7- [***]
[***]

8- [***]
[***]

9- [***]
[***]

10- [***]
[***]
11-[***]
[***]

USA SLABS MOULDING PLANT Line 7
1- [***]
[***]

2- [***]
[***]

3- [***]
[***]

4- [***]
[***]

5- [***]
[***]

6- [***]
[***]

7- [***]
[***]

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT II to Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC. SPECIMEN OF THE LOGBOOK

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Cont'd:	Exhibit "II" to the Contract nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC.

LIBRO GIORNALE
LOGBOOK

IMPIANTO / PLANT MOD BL-HP

CONTATTO / CONTRACT N° IS-110/14 DEL / DATED June 5, 2014

COMPRATORE / BUYER CAESARSTONE TECHNOLOGIES USA, INC.

In questo Libro Giornale sono registrati i lavori svolti presso il Sito……….. dal personale del Fornitore e dal personale del Compratore in suo ausilio,  a partire dal giorno …., fino al giorno…
Questo Libro Giornale è un documento ufficiale contrattuale, le sue pagine sono numerate progressivamente da pag. 1 a pag. .., e va conservato secondo le regole stabilite nel Contratto

In this Logbook are registered the jobs performed in the Site………. by Seller’s personnel with the support of Buyer's personnel, from … to ……
This Logbook is an official contractual document; its pages are numbered from page 1 to page …, and must be kept according to the rules foreseen in the Contract

Firma del Capo Tecnico del Compratore	Signature of BUYER's Chief Engineer

BRETON SPA	CAESARSTONE TECHNOLOGIES USA, INC.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2/3

Cont'd:	Exhibit "II" to the Contract nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC.

Libro Giornale / Logbook
Secondo le regole del Contratto, in questa colonna il Capo Tecnico del Fornitore deve riportare le sue note e firmare in calce
In compliance with the Contract, Supplier's Chief Engineer must report in this column his annotations and sign at foot.

Libro Giornale / Logbook
Secondo le regole del Contratto, in questa colonna il Capo Tecnico del Compratore deve riportare i suoi eventuali commenti alle note del Capo Tecnico del Fornitore riportate sulla colonna di sinistra e firmare in calce. Se non ha commenti da riportare, il Capo Tecnico del Compratore deve solo firmare in calce come “presa d’atto e nulla da rilevare” a riguardo delle note del Capo Tecnico del Fornitore riportate sulla colonna di sinistra
In compliance with the Contract, Buyer's Chief Engineer must report in this column his comments, if any, to Supplier's Chief Engineer's annotations made on the left column and sign at foot. Should he have no comment to make, Buyer's Chief Engineer must only to sign at foot as "acknowledgement and nothing to point out" on Supplier's Chief Engineer's annotations made on the left column.

On the 5th day of June, 2014

________________________________________	________________________________________
BUYER	SUPPLIER
________________________________________	Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.
Castello di Godego, Treviso (Italia)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3/3

EXHIBIT III to Contract N° IS-110/12 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC. METHOD OF EXECUTION OF THE HOT START-UP OF THE PLANT

This Contract provides for an operating period of the Plant in load conditions, called "Hot Start-up", during which the Plant will be adjusted through full-load operating. During such period of Hot Start-up, a number variable from [***] ([***]) to [***] ([***]) slabs, selected among the typologies listed below, will be manufactured.

A)	TYPOLOGY OF THE MANUFACTURED BRETONSTONE PRODUCT

During the period of Hot Start-up of  the Plant, Supplier will select among the typology listed below the slabs to be manufactured:

a)	Slabs with unfinished dimensions of approx. [***]x[***] cm and finished thickness [***] ([***]) cm, composed of aggregates with max. size [***] mm and [***];

b)	Slabs with unfinished dimensions of approx. [***]x[***] cm and finished thickness [***] ([***]) cm, composed of aggregates with max. size [***]mm and [***];

c)	Slabs with unfinished dimensions of approx. [***]x[***] cm and finished thickness [***] ([***]) cm, composed of aggregates with max. size [***] mm and [***].

B) Amount of slabs per hour to be manufactured

At the end of the Hot Start-up, the Plant will meet [***]% of the Guaranteed Performance Figures.

B)	TIME REQUIRED FOR HOT START-UP

The Hot Start-up of the Plant will last up to a maximum of [***] working weeks but subject to the schedule set forth in Section 6.1(c)(i).

On the  June 5, 2014

________________________________________	________________________________________
BUYER	SUPPLIER
________________________________________	Luca Toncelli (President)
BRETON S.P.A.
Caesarstone Technologies USA, Inc.	Castello di Godego, Treviso (Italia)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT IV to Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC. GUARANTEED PERFORMANCE TEST FIGURES AND METHOD OF EXECUTION OF PERFORMANCE TESTS

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Cont'd:	Exhibit "IV" to the Contract Nr. IS-110/14 dated June 5, 2014 between BRETON SpA and

CAESARSTONE TECHNOLOGIES USA INC.

GUARANTEED PERFORMANCE TEST FIGURES
AND METHOD OF EXECUTION OF PERFORMANCE TESTS

A)	GUARANTEED PERFORMANCE TEST FIGURES

The Performance Tests will be carried out to separately on the [***] and on the [***] for checking that the production capacity of the plant is equal to what mentioned in the following tables:

Plant Molding lines

[***]	[***]	[***]	[***]
	[***]	[***]	[***]
	[***]	[***]	[***]

The above figures are granted with a tolerance of [***]%.

The above figures have been calculated assuming a max capacity of [***] mixers equal to [***] ([***]) kg of mixture each and with cycle time of  [***] minutes for batch each.

Slabs Processing line

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

The above figures are granted with a tolerance of [***]%.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2/6

Cont'd:	Exhibit "IV" to the Contract Nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA INC.

The Performance Tests shall be carried out on slabs having the same typology (size, kind of grits, colour ….), dimensions and thickness as prescribed in the above table.

The typology of slabs to be manufactured will be selected by Supplier among one of those produced during the relevant Hot Start-up period.

In any case during the Performance Tests the slabs will be manufactured using aggregates with a granulometry scale up to [***] mm.

The rough thickness of the slabs shall not be more than [***] mm of the final thickness.

A1)	GUARANTEE ON THE PRODUCT QUALITY FIGURES

a) Physical-mechanical properties

BRETON guarantees that the products manufactured industrially using the Plants and produced with the same raw materials will have the same properties as those carried over in the table below "CHARACTERISTICS OF BRETONSTONE ®" with a [***]% tolerance.

Seller's obligations that the Plant will meet the Guaranteed Performance Test Figures shall be subject only to failure to meet the Guaranteed Performance Test Figures which originated directly from the Buyer's design of the [***] that Supplier should not have been able to point out about to Buyer before manufacturing; (ii) should have pointed out but Buyer decided not to consider either in part or all. Subject only to aforementioned in the preceding sentence, nothing herein shall derogate from any of Seller's obligations and responsibilities set forth in the Agreement.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

3/6

Cont'd:	Exhibit "IV" to the Contract Nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA INC.

Reference Table

CHARACTERISTICS OF BRETONSTONE® (DATA REFERRED TO SOME SAMPLES)
	1	2	3	4	5
Aggregate nature	Quartz	Montorfano Granite	Quartz	Quartz	Montorfano Granite	standards employed for testing
Aggregates max . dimension (mm)	[***]	[***]	[***]	[***]	[***]
Type of binder	[***]
Specific weight (kg/dm3)	[***]	[***]	[***]	[***]	[***]	[***]
Flexural strength (N/mm2)	[***]	[***]	[***]	[***]	[***]	[***]
Water absorption (% by weight)	[***]	[***]	[***]	[***]	[***]	[***]
Impact test (Joule)*	[***]	[***]	[***]	[***]	[***]	[***]
Deep Abrasion Resistance (mm3)	[***]	[***]	[***]	[***]	[***]	[***]
Freezing- thawing resistance (KMf25)	[***]	[***]	[***]	[***]	[***]	[***]
Acids chemical resistance	[***]	[***]	[***]	[***]	[***]	[***]
Thermal Shock: Flexural. Strength. (ΔR %) Mass loosing (ΔM %)	[***]	[***]	[***]	[***]	[***]	[***]
Linear thermal expansion	[***]	[***]	[***]	[***]	[***]	[***]

* Samples thickness [***] mm

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4/6

Cont'd:	Exhibit "IV" to the Contract Nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA INC.

b) Other quality guaranted figures of the polished slabs

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]

The above quality figures are granted with a tolerance of [***]%.

The above figures can be achieved with suitable tools purchased by abrasive and diamond tools suppliers expert on the processing of quartz enginereed stone slabs.

B)	METHOD OF EXECUTION OF PERFORMANCE TEST

[***]

[***]

[***]

a)	[***]

b)	[***]

c)	[***]

d)	[***]

e)	[***]

g)	[***]

B)	CONSUMPTION MATERIALS AND TOOLS

The guaranteed Performance Test figures, clear of tolerance above mentioned can be obtained only if BUYER uses first-quality consumption materials and  tools manufactured by specialized producers.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

5/6

Cont'd:	Exhibit "IV" to the Contract Nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA INC.

On the 5th day of June, 2014

_______________________________________	_______________________________________
BUYER	SUPPLIER
_______________________________________	Luca Toncelli (President)
CAESARSTONE TECHNOLOGIES USA, INC .	BRETON S.P.A.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

6/6

EXHIBIT V to Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC. SPECIMEN OF THE CERTIFICATE OF COLD TEST EXECUTED

CONTRACT N° IS-110/14 DATED June 5, 2014

BUYER:                          CAESARSTONE TECHNOLOGIES USA, INC.

OBJECT OF THIS CERTIFICATE:

This document is issued and signed by Parties as a result of the positive completion of Cold Tests, as provided for under the above-mentioned Contract, in connection with the groups of machines and/or equipment specified below:

BY THIS CERTIFICATE, COLD TESTS OF THE PLANT ARE CONCLUDED:

YES ☐        NO ☐

As set out under the Contract, the "Certificate of Cold Test Executed" of the last part of the Plant subject to Cold Tests shall specify that such certificate close definitely the "Cold Tests" of the Plant.

DATE OF THIS CERTIFICATE:

BUYER's Chief Engineer	SUPPLIER's Chief Engineer
In the name and on behalf of BUYER	In the name and on behalf of SUPPLIER

Signed on the 5th day of June, 2014
_________________________________	_________________________________
BUYER	SUPPLIER
_________________________________	Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT VI to Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, INC. SPECIMEN OF THE CERTIFICATE OF HOT START-UP EXECUTED

CONTRACT N° IS-110/14 DATED June 5, 2014

BUYER:                          CAESARSTONE TECHNOLOGIES USA, INC.

OBJECT OF THIS CERTIFICATE:

This document is issued and signed by Parties as a result of the positive completion of Hot Start-up of the Plant, as provided for under the above-mentioned Contract.

DATE OF THIS CERTIFICATE:

BUYER's Chief Engineer	SUPPLIER's Chief Engineer
In the name and on behalf of BUYER	In the name and on behalf of SUPPLIER

On the 5th day of June, 2014
_________________________________	_________________________________
BUYER	SUPPLIER
_________________________________	Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT VII to Contract N° IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc. SPECIMEN OF THE FINAL ACCEPTANCE CERTIFICATE OF PLANT

CONTRACT N° US-110/14 DATED June 5, 2014

BUYER:                          CAESARSTONE TECHNOLOGIES USA INC.

OBJECT OF THIS CERTIFICATE:

This document is issued and signed by Parties as a result of the positive implementation of "Performance Tests" and achievement of "Guaranteed Performance Test Figures" of the Plant, as provided for under the above-mentioned Contract.

By signing such "Final Acceptance Certificate of Plant", Buyer declares his full, final and unconditional acceptance of the Plant subject-matter of this Contract.

DATE OF THIS CERTIFICATE:

BUYER's Chief Engineer	SUPPLIER's Chief Engineer
In the name and on behalf of BUYER	In the name and on behalf of SUPPLIER

On the 5th day of June, 2014
_________________________________	_________________________________
BUYER	SUPPLIER
_________________________________	Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.
Castello di Godego, Treviso (Italia)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

EXHIBIT VIII to Contract N° IS-110/14 dated June 5, 2014 between BRETON and CAESARSTONE TECHNOLOGIES USA, INC. SPECIMEN OF PERFORMANCE BOND GUARANTEE

To: Caesarstone Technologies USA, Inc..

We, undersigned bank, considering that:

-
On June 5, 2014 a Contract for the supply of BRETONSTONE SLAB PLANTS and ADDITIONAL MACHINES, EQUIPMENT and SERVICES was signed between you and Breton S.p.A. - Via Garibaldi 27 - 31030 Castello di Godego (TV) Italy;

-
as per above Contract, Breton S.p.A. is obligated to issue in your favor a “Performance Bond Guarantee” for the amount of Euro [***] (……………../00) [[***]% OF THE CONTRACT PRICE] (hereinafter: the “Principal Amount of the Guarantee”).

The above being stated

We hereby irrevocably undertake to pay you, from time to time, within twenty one (21) days from the date of receipt of your written demand, any amount forming part of the Principal Amount of the Guarantee mentioned in your aforesaid demand, provided that you demand shall be delivered to us not before […………..] [[***] THE DATE SET FORTH IN THE CONTRACT FOR THE PLANT DELIVERY COMPLETION].

You will not be obliged to give explanations for your demand in any manner or form whatsoever.

Said payment shall not be conditioned upon first demanding the payment from Breon S.p.A.

We will send a copy of your payment application to Breton S.p.A., within five working days following the receipt your payment application, however our payment to you under this guarantee is not conditioned upon Breton S.p.A's response, consent or non-objection..

This guarantee is not contingent on the force or validity of the Breton S.p.A.’s liability to you.

This guarantee will remain in force up to and including _________________ [[***]FROM THE DATE OF ITS ISSUANCE].

We will send you a written notice five working days following the expiration of this Guarantee.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Cont'd: Exhibit "VIII" to the Contract N° IS-110/14dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA Inc.

The original copy of this guarantee shall be sent to us within 30 days as from its expiry date and such expiry is not conditioned upon its delivery to us as required herewith.

[_________________________]

NAME OF THE BANK

On the June 5, 2014

_________________________________	_________________________________
BUYER	SUPPLIER
Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.
Castello di Godego, Treviso (Italia)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

2/2

EXHIBIT X to Contract N° IS-110/14 dated June 5, 2014 between BRETON and CAESARSTONE TECHNOLOGIES USA, INC. SPECIMEN OF THE GUARANTEE FOR THE REIMBURSEMENT OF THE PAYMENT IN ADVANCE

To : Caesarstone Technologies USA, Inc.

We, undersigned bank, considering that,

-
On June 5th, 2014 a Contract nr. IS-110/14 for the supply of BRETONSTONE SLAB PLANTS and ADDITIONAL MACHINES, EQUIPMENT and SERVICES was signed between you and Breton S.p.A. - Via Garibaldi 27 - 31030 Castello di Godego (TV) Italy;

-
As per above Contract, Breton S.p.A. is obligated to issue in your favor a “Bank Guarantee” for the amount of Euro [***] (……………../00) [[***]% OF THE CONTRACT PRICE] (hereinafter: the “Principal Amount of the Guarantee”)

The above being stated

We hereby irrevocably undertake to pay you, from time to time, within twenty (21) days from the date of receipt of your written demand (including through facsimile no. ________), any amount forming part of the Principal Amount of the Guarantee mentioned in your aforesaid demand, provided that you demand shall be delivered to us not before […………..] [[***] DAYS AFTER THE DATE SET FORTH FOR MACHINERY AND EQUIPMENT DELIVERY DATE UNDER THE CONTRACT].

The said payment shall be made against presenting to us a copy of a letter of credit issued by you in favor of Breton S.p.A. in an amount of [________________][***]% OF THE CONTRACT PRICE]

You will not be obliged to give explanations for your demand in any manner or form whatsoever.

Said payment shall not be conditioned upon first demanding the payment from Breton S.p.A.

We will send a copy of your payment application to Breton S.p.A., within five working days following the receipt of your payment application, however our payment to you under this guarantee is not conditioned upon Breton S.p.A's response, consent or non-objection.

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

Cont’d:	EXHIBIT X to the Contract Nr. IS-110/14 dated June 5, 2014 between BRETON SpA and CAESARSTONE TECHNOLOGIES USA, Inc.

This guarantee is not contingent on the force or validity of the Breton S.p.A.’s liability to you.

The value of this Guarantee will be reduced by the value of machines which will be sent to you by Breton S.p.A – such value shall be proved by comparing the copy of the Forwarder Certificate of Receipt of the said machines, against the list of equipment and prices which is attached hereto (the "Equipment List").

This Guarantee will be expired following the earlier of: (1) shipment of all the machines stated in the Equipment List – such shipment shall be proved by comparing the copies of the Forwarder Certificate of Receipt of the said machines, against the Equipment List; or (2) ________ [[***]].

We will send you a written notice five working days before the expiration of this Guarantee.

The original copy of this guarantee shall be sent to us within 30 days as from its expiry date and such expiry is not conditioned upon its delivery to us as required herewith.

[________________________]

NAME OF THE BANK

Signed on the 5th June , 2014

_________________________________	_________________________________
BUYER	SUPPLIER
Giancarlo Crestani (Director)
CAESARSTONE TECHNOLOGIES USA, INC.	BRETON S.P.A.
Castello di Godego, Treviso (Italia)

*** Confidential treatment has been requested for redacted portions of this exhibit.  This copy omits the information subject to the confidentiality request.  Omissions are designated as [***].  A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.
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